UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-10123

The North Country Funds

(Exact name of Registrant as specified in charter)

250 Glen Street, Glens Falls, NY                            12801

(Address of principal executive offices)

(Zip code)

Emile Molineaux

             c/o Gemini Fund Services, LLC., 450 Wireless Boulevard, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

11/30

Date of reporting period: 5/31/06

Item 1.  Reports to Stockholders.

Investment Adviser

North Country Investment Advisers, Inc.

250 Glen Street

Glens Falls, NY 12801

Legal Counsel

Ropes & Gray

700 12th Street, N.W., Suite 900

Washington, D.C. 20005

Independent Auditors

Cohen Fund Audit Services, Ltd.

(F.K.A. Cohen McCurdy, Ltd.)

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

Administrator and

Fund Accountant

Gemini Fund Services, LLC

450 Wireless Boulevard

Hauppauge, NY 11788

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Distributor

Aquarius Fund Distributors, LLC

4020 South 147th Street

Omaha, NE 68137

Custodian

Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Investor Information: (888) 350-2990

The North Country Funds

Equity Growth Fund

Intermediate Bond Fund

Semi-Annual Report

May 31, 2006

(Unaudited)

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the North Country Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

THE NORTH COUNTRY FUNDS

MAY 31, 2006

ECONOMIC SUMMARY

U.S. economic growth advanced by an upwardly revised 5.3% during the first quarter of 2006, more than three times the 1.7% pace registered in the fourth quarter of 2005.  The growth rate during the January to March period was the strongest quarterly increase since the third quarter of 2003.  It is likely that the first quarter growth rate was a correction from the fourth quarter of 2005 where economic activity was negatively impacted by hurricane related issues. The two quarter average gain in Gross Domestic Product was 3.5%, which is relatively strong for an economy that has faced two years of rising interest rates and record high energy prices.

After completing two-thirds of the second quarter of 2006, it appears that the economic expansion is slowing to a more sustainable pace. In our opinion, growth near or slightly below trend appears likely for the balance of 2006 barring disruptions to energy supplies or deterioration in inflation expectations.  So far in the second quarter, consumer spending is below the pace that occurred in the first quarter, housing activity has slowed further, and auto production has flattened.  It should be noted that consumer spending and housing may be holding up better than what was forecast for this stage of the economic cycle.  Even so, housing indicators are retreating broadly, and an unfolding slow down in sales amid already high inventories may curb construction and limit house price gains that could eventually curtail overspending by consumers.  Consumer and Business Surveys for April and May indicate concerns about energy and interest rates, but most manufacturing appears to be holding up and near term labor market signals appear solid.

Against this backdrop, inflation has gathered momentum.  In addition to energy prices, raw material and commodity prices remain at multi-decade highs and businesses may pass along those higher costs.  Similarly, strong gains in wages year-over-year have added to the inflation threat.  The Import Price Index jumped 2.1% during April, the Producer Price Index has risen 4% over the last year, and the Consumer Price Index has increased 3.5% over one year ago.  The Core Personal Consumption Expenditure Chain Price Index for April moved up 0.2%, putting the year-to-date increase at 2.7%, the largest gain in two years.

It appears that current economic data could be tilted more towards inflation and puts the Federal Reserve in a challenging position.  The Fed is faced with the dilemma of addressing signs of weakening economic activity and indications of inflationary pressures at the same time.  Although inflation expectations may not be threatening as of yet, in an environment where the most recent economic data have a big role to play, another increase in the Core Consumer Price Index exceeding 0.2% could temporarily trump incoming economic data pointing to further weakening of economic activity.

With all these signs of heightened inflation, we could expect to see additional interest rate increases from the Federal Reserve.  Like the Fed, we remain in a data-dependent mode with respect to our forecast for future rate hikes.  We believe there could be a 25 basis point increase in each of the next two Fed meetings, June 29th and August 8th, which would bring the overnight borrowing target to 5.5%.

We continue to believe that economic growth is firing on all cylinders, but headwinds such as higher interest rates, higher energy prices, and a moderating housing market may lead to a slowdown in consumption in the second half of 2006.  While the slowdown may not be as quick to occur as forecast at the beginning of the year, we believe that it could occur and economic growth will slow to a more sustainable pace in the latter half of 2006.

Performance data quoted herein is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.

The Equity Growth Fund

For the six months and year ended May 31, 2006 the North Country Equity Growth Fund had a total return of 1.37% and 7.62% versus the S&P 500 1 at 2.60% and 8.63% respectively.

As of this writing, the S&P 500 is down about 4% from its peak, but losses have been much steeper in some of the markets' frothier sectors (commodities and emerging markets in particular).  Fundamentally, little has changed.  First quarter earnings growth exceeded 16% and analysts expect double-digit growth in each of the next two quarters.  Overall, earnings estimates have been steady in recent weeks.  While we expect Gross Domestic Product and earnings per share growth may ease over the next few quarters, we think valuations can be attractive right now for many large cap stocks.

At the macro level, investors remain nervous that recent strong data will lead the Fed to continue hiking the Fed Funds rate well past 5%.  Market actions this year, both positive and negative, have been driven by speculation over the Fed's course of action over the next several months.  The S&P 500 currently trades for about 15X earnings per share forecasts for the next four quarters.  Since the market bottom in October 2002, the S&P has traded with a forward P/E in a range of roughly 13 – 17, so the market currently trades towards the middle of this range.  We recognize that risks remain elevated for 2006 regarding oil prices, Fed policy, inflation, the housing market, and consumer spending.  All of these risks, and others, could lead stocks to retrench.

In February we decided to reduce the overweight in consumer staples, but remain an overweight.  This reduction was due to the potential impact on earnings from higher input costs and valuations, which historically had been at the higher end of the range.  We further decided to take healthcare and industrials to slight overweights.  For healthcare, stocks looked attractive based on valuations, as well as what appeared to be a better pipeline coupled with above average dividend yields and restructuring news.

1 The S&P 500 is an unmanaged market capitalization-weighted index of common stocks.  You cannot invest directly in an index.

In the industrial area, we felt that 2006 capital spending may take the baton from consumer spending.  Corporate balance sheets were healthy and momentum was strong heading into 2006.  We believed spending would be strong for international infrastructure growth and to replenish defense.  We continued to avoid the automotive sector and manufacturing companies with potential legacy costs.

In April we made the decision to take the materials sector to an overweight from a marketweight due to persistently higher commodity prices, continued emerging market growth, and global infrastructure growth.

In May we made several minor changes to our sector weightings.  The weighting for consumer discretionary was increased to a marketweight from an underweight.  Overall earning expectations for consumer discretionary stocks appeared low.  The energy sector was reduced to a marketweight from an overweight as we thought these companies could face increases in capital spending and continued scrutiny over their earnings.  In the financial sector, we raised the weighting to a marketweight from an underweight, with our focus on those companies involved in merger activity and asset management.  Lastly, we reduced the sector weight in utilities from a marketweight to an underweight, as we thought the rising 10-Year U.S. Treasury yield may put pressure on the attractiveness of dividend yields.  Also, P/E ratios in this sector appeared significantly higher than the underlying earnings growth rates.

Currently, our equity portfolios remain somewhat defensive with heavier weightings than the S&P 500 sectors in consumer staples and healthcare sectors.  The strength in business spending and desire by corporations to increase productivity lead us to overweight the industrial sector.  Rising inflation expectations and global demand for basic materials cause us to overweight that sector.  The expected slowdown in housing and discretionary consumer spending leads us to remain marketweight in the consumer discretionary sector.  We expect a flat yield curve to continue to put pressure on spread based financial institutions.  Exposure to capital market activity, and transaction based financial institutions, remain our focus within the financial sector, where we are a marketweight.  We expect the energy sector to be market neutral as energy companies face increases in capital spending and continued scrutiny over their earnings. We continue to underweight the information technology sector as companies are challenged by decelerating rates of revenue growth and high valuations.  In telecommunication services we remain underweight due to competition.  Lastly, we remain underweight in utilities.

The Intermediate Bond Fund

Since June of 2004, the Federal Reserve Open Market Committee (FOMC) has raised its Federal Funds Target Rate fifteen times, from 1.00% to 4.75%, in its ongoing effort to contain inflationary pressures.  Our expectation is that the FOMC may continue to raise its Federal Funds Target Rate, to at least 5.50%, and possibly higher, if economic growth does not slow to a sustainable, non-inflationary level.

We believe that the current conditions, a tight labor market, high capacity utilization and the risk of pass-through inflation from relatively high energy prices will be with us for some time.  As we see it, relief from ongoing interest rate hikes lies in the lag effect of FOMC interest rate increases to date, continuing productivity growth, and an easing in the housing market.

While higher energy prices have been the focus of concerns over inflation, the impact of the housing boom upon the labor market as well as rental equivalents and materials prices should not be underestimated.  A slow-down in the housing market could do much to relieve inflationary pressures.

The yield curve is currently quite flat, with yields between the 2 year and 30 year bonds nearly identical.  This suggests either the absence of inflation, which recent economic reports indicate is not the case, or that the market assumes that FOMC actions will eventually slow the economy, which has not occurred to date, or that the world remains awash in liquidity.  We believe that actions by the FOMC will inevitably lead to slower economic growth in the U.S, and that actions by foreign central banks to soak up global liquidity will augment the efforts of the Federal Reserve.

In formulating our investment strategy we note the following:  that FOMC actions continue to impact the short end, 0 to 2 years, of the yield curve; that it has never paid to “fight the Fed” and that we will therefore consider a slower US economic growth rate as a given; and that there is no yield advantage to extending maturities.  We do not believe that the FOMC will reverse gears once its series of interest rate hikes have been completed and quickly begin to cut rates.  Rather, barring any significant unforeseen event, once the cycle of interest rate increases comes to an end, we expect the FOMC may hold its Federal Funds Target Rate steady until it proves impractical to do so.

Based on these assumptions, we have increased the allocation to cash in the fund recognizing that cash is a variable rate investment with no principal risk.  We continue to maintain a duration equal to or lower than that of our benchmark, the Merrill Lynch Corporate/Government “A” rated or better 1-10 year Index 2. We have selectively utilized lower credit quality bonds in an effort to enhance yields.  We also continue to utilize callable U.S. Government Agency Bonds as we believe that the market has overstated call risk given possible further interest rate hikes and a yield curve whose shape, we believe, does not fully reflect the current level of inflation.

The North Country Intermediate Bond Fund has outperformed its benchmark, the Merrill Lynch Corporate/Government “A” rated or better 1-10 year Index, in both the three month and six month periods ending May 31, 2006 due primarily to the Fund’s lower than benchmark duration.  For the one-year and three year periods ending May 31, 2006, the Fund has underperformed relative to its benchmark due primarily to the Fund having a lower duration than its benchmark.

2 The Merrill Lynch Corporate/Government “A” rated or better 1-10 year index is based upon publicly issued intermediate corporate and government debt securities with maturities ranging between 1 and 10 years.  You cannot invest directly in an index.

Performance data quoted above is historical.  Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance data quoted.  The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  You can obtain performance data current to the most recent month end by calling 1-888-350-2990.  This information will be available no later than seven business days following the most recent month end.

You should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing.  For this and other important information, please consult the Fund prospectus and read it carefully before investing. The North Country Funds are distributed by Aquarius Fund Distributors, LLC.

The views expressed are as of May 31, 2006 and are those of the adviser, North Country Investment Advisers, Inc.  The views are subject to change at any time in response to changing circumstances in the markets and are not intended to predict or guarantee the future performance of any individual security market sector or the markets generally, or the North Country Funds.

Not FDIC insured.  Not obligations of or guaranteed by the bank.  May involve investment risks, including possible loss of the principal invested.

0290-AFD-07/11/2006

The North Country Funds

Portfolio Summary

May 31, 2006

(Unaudited)

North Country Equity Growth Fund

Industries	% of Net Assets		% of Net Assets
Common Stock	94.92%	Medical – HMO	1.58%
Medical- Drugs	9.33%	Software & Programming	1.39%
Conglomerates	7.93%	Data Processing	1.37%
Banks	7.36%	Industrial Gases	1.27%
Retail	7.32%	Consulting	1.25%
Oil & Gas Services	7.06%	Cruise Lines	1.20%
Computer/Network Products	5.70%	Chemicals	1.07%
Diversified Financial Services	4.84%	Semiconductors	1.02%
Investment Services	4.39%	Multimedia	0.99%
Oil & Gas Producers	3.73%	Motorcycles	0.94%
Telecommunications	3.69%	Hotels	0.87%
Aerospace/Defense	3.60%	Metal – Diversified	0.86%
Consumer Products	3.27%	E-Commerce Services	0.79%
Insurance	2.52%	Apparel	0.55%
Food	2.30%	Water	0.41%
Electric Utilities	2.28%	Money Market Funds	4.50%
Medical Equipment & Supplies	2.10%	Other Assets Less Liabilities	0.58%
Beverages	1.94%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Goldman Sachs Group, Inc.	2.66%	Baker Hughes, Inc.	2.26%
Hartford Financial Services Group, Inc.	2.52%	Walgreen Co.	2.22%
United Technologies Corp.	2.45%	American Express Co.	2.19%
T. Rowe Price Group, Inc.	2.39%	Bank of America Corp.	2.14%
Lockheed Martin Corp.	2.33%	ITT Industries, Inc.	2.10%

The North Country Funds

Portfolio Summary

May 31, 2006

(Unaudited)

North Country Intermediate Bond Fund

Industries	% of Net Assets		% of Net Assets
Corporate Bonds	60.73%	Pharmaceuticals	0.72%
Investment Services	15.31%	Chemicals	0.72%
Banks	10.86%	Beverages	0.38%
Diversified Financial Services	10.70%	Foods	0.37%
Telecommunications	6.03%	Aerospace/Defense	0.30%
Electric Utilities	4.85%	Insurance	0.15%
Cosmetics	2.95%	U.S. Govt. Agency Obligations	33.90%
Retail	2.87%	Government Agencies	33.71%
Multimedia	1.51%	Mortgage Backed Securities	0.19%
Computers	1.51%	Money Market Funds	4.18%
Recreational Activities	0.76%	Other Assets Less Liabilities	1.19%
Software	0.74%	Total Net Assets	100.00%

Top Ten Holdings	% of Net Assets		% of Net Assets
Fifth Third Bank, 4.20% due 2/23/10	3.61%	FHLB, 4.375% due 5/16/08	2.96%
FHLB, 5.32%, due 5/25/07	3.01%	Avon Products, 5.125%, due 1/15/11	2.95%
FNMA, 6.00%, due 9/28/12	3.00%	FHLMC, 4.375%, due 7/30/09	2.94%
FHLB, 5.00%, due 12/28/07	3.00%	FHLB, 5.25%, due 7/28/15	2.90%
FHLB, 5.10%, due 12/29/08	2.98%	CVS Corp., 4.00% due 9/15/09	2.87%

                                                              FHLB  – Federal Home Loan Bank

                                                              FHLMC – Federal Home Loan Mortgage Corp.

                                                              FNMA – Federal National Mortgage Association

THE NORTH COUNTRY FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

As a shareholder of a Fund in The North Country Funds, you incur ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges (CDSCs) on redemptions.

This example is based on an investment of $1,000 invested at December 1, 2005 and held until May 31, 2006.

Actual Expenses:  The “Actual” section of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The “Hypothetical” section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value (12/1/05)	Ending Account Value (5/31/06)	Expense Ratio (Annualized)	Expenses Paid During the Period* (12/1/05-5/31/06)
Equity Growth Fund
Actual	$1,000.00	$1,013.65	1.10%	$5.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.45	1.10%	$5.54
Intermediate Bond Fund
Actual	$1,000.00	$1,003.86	0.89%	$4.45
Hypothetical (5% return before expenses)	$1,000.00	$1,020.49	0.89%	$4.48

                                                                   * Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days.

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS
May 31, 2006 (Unaudited)

		Market			Market
Shares		Value	Shares		Value
COMMON STOCKS- 94.92%
Aerospace / Defense - 3.60%			Cruise Lines - 1.20%
32,000	Lockheed Martin Corp.	$ 2,319,680	30,000	Carnival Corp.	$ 1,197,300
23,000	Rockwell Collins, Inc.	1,255,800
		3,575,480	Data Processing - 1.37%
Apparel - 0.55%			30,000	Automatic Data Procssing	1,364,100
6,800	Nike, Inc. - Cl. B	546,108
			Diversified Financial Services - 4.84%
Banks - 7.36%			40,000	American Express Co.	2,174,400
44,000	Bank of America Corp.	2,129,600	17,500	Goldman Sachs Group, Inc.	2,641,625
56,000	Bank of New York, Inc.	1,860,880			4,816,025
34,500	Citigroup, Inc.	1,700,850	E-Commerce - 0.79%
24,500	Wells Fargo & Co.	1,626,065	24,000	eBay, Inc.*	787,440
		7,317,395
Beverages - 1.94%			Electric Utilities - 2.28%
31,800	Pepsico, Inc.	1,922,628	15,000	Dominion Resources, Inc.	1,088,700
			12,000	FPL Group, Inc.	477,960
Chemicals - 1.07%			22,000	Southern Co.	703,340
27,500	Ecolab, Inc.	1,064,525			2,270,000
			Food - 2.30%
Computer/Network Products - 5.70%			36,300	General Mills, Inc.	1,883,607
20,000	Apple Computer, Inc.	1,195,400	7,000	Hershey Foods Corp.	398,370
84,000	Cisco Systems, Inc.*	1,653,120			2,281,977
45,000	Hewlett Packard, Co.	1,457,100	Hotels - 0.87%
17,000	International Business		12,000	Marriott International, Inc. -
	Machines Corp.	1,358,300		Cl. A	867,960
		5,663,920
Conglomerates - 7.93%			Industrial Gases - 1.27%
60,000	General Electric Co.	2,055,600	24,000	Praxair, Inc.	1,264,800
30,000	Ingersoll-Rand Co. - Cl. A	1,308,300
40,000	ITT Industries, Inc.	2,086,000	Insurance - 2.52%
39,000	United Technologies Corp.	2,438,280	28,500	Hartford Financial Services
		7,888,180		Group, Inc.	2,506,290
Consulting - 1.25%
44,000	Accenture Ltd.	1,238,600	Investment Services - 4.39%
			27,500	Merrill Lynch & Co., Inc.	1,991,275
Consumer Products - 3.27%			30,000	T. Rowe Price Group, Inc.	2,373,000
30,000	Colgate-Palmolive Co.	1,810,200			4,364,275
26,500	Procter & Gamble Co.	1,437,625
		3,247,825

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
EQUITY GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2006 (Unaudited)

		Market			Market
Shares		Value	Shares		Value
Medical-Drugs - 9.33%			Retail - 7.32%
40,000	Abbott Laboratories	$ 1,708,000	17,000	Costco Wholesale Corp.	$ 899,810
18,000	Amgen, Inc.*	1,216,620	19,000	Lowe's Companies, Inc.	1,183,320
32,000	Eli Lilly and Co.	1,652,480	67,500	Staples, Inc.	1,585,575
26,000	Johnson & Johnson	1,565,720	28,500	Target Corp.	1,394,220
25,000	Novartis AG ADR	1,387,000	54,500	Walgreen Co.	2,212,700
48,000	Teva Pharmaceutical	1,747,680			7,275,625
	Industries Ltd. - ADR		Semiconductors - 1.02%
		9,277,500	56,500	Intel Corp.	1,018,130
Medical Equipment & Supplies - 2.10%
18,000	Baxter International, Inc.	678,600	Software & Programming - 1.39%
28,000	Medtronic, Inc.	1,413,720	61,000	Microsoft Corp.	1,381,650
		2,092,320
Medical - HMO - 1.58%			Telecommunications - 3.69%
22,000	Wellpoint, Inc.*	1,574,760	14,500	Alltel Corp.	896,825
			70,000	Nokia Corp.- ADR	1,502,900
Metals - Diversified - 0.86%			28,000	QUALCOMM, Inc.	1,265,880
13,000	Inco Ltd.	857,220			3,665,605
			Water - 0.41%
Motorcycles - 0.94%			17,333	Aqua America, Inc.	406,632
18,800	Harley-Davidson, Inc.	937,180
			TOTAL COMMON STOCKS
Multimedia - 0.99%			(Cost $81,699,485)		94,376,920
19,000	The McGraw-Hill
	Companies, Inc.	980,400	MONEY MARKET FUNDS - 4.50%
			4,479,272	BlackRock Provident
Oil & Gas Producers - 3.73%				Institutional Temp Fund,
16,000	ChevronTexaco Corp.	956,640		4.87%	4,479,272
16,000	Exxon Mobil Corp.	974,560
29,000	Valero Energy Corp.	1,779,150	TOTAL MONEY MARKET FUNDS
		3,710,350	(Cost $4,479,272)		4,479,272
Oil & Gas Services - 7.06%
26,000	Apache Corp.*	1,686,880	TOTAL INVESTMENTS
50,000	BJ Services Co.	1,832,500	(Cost $86,178,757)	99.42%	98,856,192
26,000	Baker Hughes, Inc.	2,243,800	Other assets
18,000	Noble Corp.	1,251,540	less liabilities	0.58%	573,049
		7,014,720
			TOTAL NET ASSETS	100.00%	$ 99,429,241
			* Non-income producing security
			ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS
May 31, 2006 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

CORPORATE BONDS - 60.73%			Diversified Financial Services - 10.70%
Aerospace/Defense - 0.30%			$ 500,000	American General Finance,
$ 200,000	McDonnell Douglas Corp.,			4.00%, due 3/15/11	$ 463,855
	6.875%, due 11/1/06	$ 200,997		CIT Group, Inc.,
			1,000,000	4.125%, due 11/3/09	953,919
Banks - 10.86%			1,000,000	5.20%, due 11/3/10	980,095
1,000,000	Bank of America Corp.,			Ford Motor Credit Corp.,
	4.375%, due 12/1/10	953,067	300,000	3.35%, due 6/20/06	299,174
800,000	Chase Manhattan Corp.,		300,000	4.15%, due 6/20/07	281,794
	6.00%, due 2/15/09	807,112		General Electric Capital
1,000,000	Citigroup, Inc.,			Corp.,
	5.125%, due 2/14/11	980,950	1,000,000	4.25%, due 6/15/12	928,209
2,500,000	Fifth Third Bank,			General Motors
	4.20%, due 2/23/10	2,388,147		Acceptance Corp.,
	J.P. Morgan Chase & Co.,		1,000,000	4.50%, due 7/15/06	997,791
275,000	6.50%, due 1/15/09	280,330		Household Finance Corp.,
1,000,000	3.50%, due 3/15/09	948,963	500,000	7.875%, due 3/1/07	508,454
	Nationsbank Corp.,		500,000	3.90%, due 10/15/08	477,754
350,000	6.60%, due 5/15/10	360,739	200,000	6.375%, due 10/15/11	205,507
	Wells Fargo & Co.,			International Lease Finance
500,000	3.125%, due 4/1/09	468,859		Corp.,
		7,188,167	1,000,000	5.45%, due 3/24/11	986,998
Beverages - 0.38%					7,083,550
	Pepsico, Inc.,		Electric Utilities - 4.85%
250,000	5.70%, due 11/1/08	251,003		Alabama Power Co.,
			500,000	3.125%, due 5/1/08	478,455
Chemicals - 0.72%			1,000,000	5.20%, due 1/15/16	953,722
500,000	Du Pont (EI) de			Jersey Central
	Nemours & Co.,			Power & Lighting,
	4.125%, due 4/30/10	474,945	500,000	6.85%, due 11/27/06	502,685
				National Rural Utilities,
Computers - 1.51%			500,000	3.25%, due 10/1/07	485,710
1,000,000	International Business		500,000	6.20%, due 2/1/08	505,525
	Machines Corp.,			Virginia Electric & Power,
	5.375%, due 2/1/09	998,933	300,000	4.50%, due 12/15/10	285,208
					3,211,305
Cosmetics - 2.95%			Foods - 0.37%
	Avon Products, Inc.,		250,000	General Mills, Inc.,
2,000,000	5.125%, due 1/15/11	1,953,806		2.625%, due 10/24/06	247,366

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2006 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

Insurance - 0.15%			Recreational Activities - 0.76%
$ 100,000	John Hancock Life Insurance,		$ 500,000	Carnival Corp.,
	3.35%, due 11/15/07	$ 96,775		6.15%, due 4/15/08	$ 503,724

Investment Services - 15.31%			Retail - 2.87%
	Bear Stearns Co., Inc.,		2,000,000	CVS Corp.,
500,000	7.80%, due 8/15/07	512,683		4.00%, due 9/15/09	1,899,540
300,000	3.90%, due 11/15/08	284,641
500,000	3.25%, due 3/25/09	470,373	Software - 0.74%
300,000	4.50%, due 10/28/10	286,387	500,000	Dun & Bradstreet Corp.,
	Goldman Sachs Group, Inc.,			5.50%, due 3/15/11	493,155
1,300,000	3.875%, due 1/15/09	1,247,736
300,000	6.65%, due 5/15/09	308,998	Telecommunications - 6.03%
500,000	5.125%, due 1/15/15	469,315	565,000	Ameritech Capital
	Lehman Brothers Holdings, Inc.,			Funding Corp.,
1,000,000	3.60%, due 3/13/09	952,557		6.15%, due 1/15/08	567,914
1,000,000	3.95%, due 11/10/09	945,926	500,000	Bellsouth Corp.,
	Merrill Lynch & Co., Inc.,			4.20%, due 9/15/09	477,366
166,000	6.25%, due 10/15/08	168,717		Cisco Systems, Inc.,
300,000	6.00%, due 2/17/09	303,313	500,000	5.25%, due 2/22/11	492,387
2,000,000	5.00%, due 1/15/15	1,872,002	500,000	5.50%, due 2/22/16	482,103
	Morgan Stanley,			GTE Northwest, Inc.,
500,000	3.875%, due 1/15/09	478,659	500,000	5.55%, due 10/15/08	495,289
2,000,000	4.75%, due 4/1/14	1,836,252		GTE South, Inc.,
		10,137,559	500,000	6.00%, due 2/15/08	498,859
Multimedia - 1.51%				SBC Communications, Inc.,
1,000,000	Gannet Co., Inc.,		1,000,000	5.30%, due 11/15/10	980,542
	5.50%, due 4/1/07	996,900			3,994,460

Pharmaceuticals - 0.72%			TOTAL CORPORATE BONDS
500,000	Eli Lilly & Co.,		(Cost $41,498,984)		40,210,928
	2.90%, due 3/15/08	478,743

The accompanying notes are an integral part of these financial statements
THE NORTH COUNTRY FUNDS
INTERMEDIATE BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2006 (Unaudited)

Principal		Market	Principal		Market
Amount		Value	Amount		Value

U.S. GOVERNMENT & AGENCY			Mortgage Backed Securities - 0.19%
OBLIGATIONS - 33.90%				Federal Home Loan Bank,
Government Agencies - 33.71%			$ 87,895	5.00%, due 8/1/07	$ 87,448
	Federal Farm Credit Bank,		15,451	6.50%, due 11/1/08	15,529
$1,500,000	4.30%, due 6/9/09	$ 1,456,110		Federal National Mortgage
	Federal Home Loan Bank,			Association,
1,000,000	5.15%, due 11/29/06	998,908	15,187	6.50%, due 11/1/08	15,244
2,000,000	5.32%, due 5/25/07	1,996,918		Government National
2,000,000	5.00%, due 12/28/07	1,987,540		Mortgage Association,
2,000,000	4.375%, due 5/16/08	1,963,832	3,992	11.00%, due 11/15/15	4,377
550,000	5.315%, due 12/23/08	550,322			122,598
2,000,000	5.10%, due 12/29/08	1,973,560	TOTAL U.S. GOVERNMENT &
800,000	4.00%, due 5/15/09	771,433	AGENCY OBLIGATIONS
1,000,000	3.50%, due 11/3/09	942,300	(Cost $22,951,504)		22,441,156
500,000	4.125%, due 8/13/10	476,872
2,000,000	5.25%, due 7/28/15	1,922,642	MONEY MARKET FUNDS- 4.18%
	Federal Home Loan		2,767,983	BlackRock Provident
	Mortgage Corp.,			Institutional Temp Fund,
2,000,000	4.375%, due 7/30/09	1,944,746		4.87%	2,767,983
1,000,000	4.00%, due 9/22/09	959,772
	Federal National Mortgage		TOTAL MONEY MARKET FUNDS
	Association,		(Cost $2,767,983)		2,767,983
500,000	3.60%, due 3/3/09	478,135
1,000,000	3.125%, due 3/16/09	942,358	TOTAL INVESTMENTS
1,000,000	4.02%, due 4/20/09	965,536	(Cost $67,218,471)	98.81%	65,420,067
2,000,000	6.00%, due 9/28/12	1,987,574	Other assets
		22,318,558	less liabilities	1.19%	787,616

			TOTAL NET ASSETS	100.00%	$ 66,207,683

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2006 (Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund
ASSETS:
Investments in securities, at value (Cost $86,178,757 and
$67,218,471, respectively)	$ 98,856,192	$ 65,420,067
Receivable for fund shares sold	468,620	244,103
Dividends and interest receivable	202,326	764,418
Prepaid expenses and other assets	12,999	15,075
Total Assets	99,540,137	66,443,663

LIABILITIES:
Accrued advisory fees	71,512	29,610
Dividends payable	-	185,194
Redemptions payable	7,436	1,878
Accrued expenses	31,948	19,298
Total Liabilities	110,896	235,980
Net Assets	$ 99,429,241	$ 66,207,683

NET ASSETS CONSIST OF:
Paid in capital	$ 94,969,057	$ 68,228,240
Accumulated undistributed net investment income	274,618	-
Accumulated net realized loss from
investment transactions	(8,491,869)	(222,153)
Net unrealized appreciation (depreciation) on investments	12,677,435	(1,798,404)
Net Assets	$ 99,429,241	$ 66,207,683

Shares outstanding (unlimited number of shares authorized;	9,532,340	6,614,057
no par value)

Net asset value and redemption price per share	$ 10.43	$ 10.01

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

STATEMENTS OF OPERATIONS
For the Six Months Ended May 31, 2006 (Unaudited)

	Equity	Intermediate
	Growth Fund	Bond Fund

INVESTMENT INCOME:
Interest	$ 89,411	$ 1,435,394
Dividends (net of $4,790 and $0 foreign taxes, respectively)	712,955	-
Total investment income	802,366	1,435,394

EXPENSES:
Investment advisory fees	368,656	153,297
Administration fees	74,894	54,822
Legal & other professional fees	20,814	16,750
Transfer agency fees	18,422	14,427
Custody fees	14,481	9,934
Printing expense	9,679	6,363
Audit fees	8,284	8,079
Insurance expense	6,659	3,471
Registration & filing fees	4,204	4,204
Trustees' fees	3,849	2,396
Miscellaneous expenses	1,254	1,455
Total expenses	531,196	275,198

Plus: Expense reimbursement recapture	9,498	-
Net expenses	540,694	275,198

Net investment income	261,672	1,160,196

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS :
Net realized gain (loss) from investment
transactions	2,257,034	(178,099)
Net change in unrealized depreciation
of investments for the period	(1,248,161)	(745,393)
Net realized and unrealized gain (loss)
on investments	1,008,873	(923,492)
Net increase in net assets resulting
from operations	$ 1,270,545	$ 236,704

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
STATEMENT OF CHANGES IN NET ASSETS

	For the six	For the year
	months ended	ended
	May 31, 2006	November 30, 2005
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 261,672	$ 306,489
Net realized gain from investment transactions	2,257,034	2,435,755
Net change in unrealized appreciation (depreciation) for the period	(1,248,161)	3,344,572
Net increase in net assets resulting from operations	1,270,545	6,086,816

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.03 and $0.02
per share, respectively)	(280,218)	(201,510)
Distributions from net realized gains on investments	-	-
Total distributions to shareholders	(280,218)	(201,510)

CAPITAL SHARE TRANSACTIONS:	2,857,058	5,041,922

Net increase in net assets	3,847,385	10,927,228

NET ASSETS:
Beginning of period	95,581,856	84,654,628

End of period (including undistributed net investment income
of $274,618 and $293,164, respectively)	$ 99,429,241	$ 95,581,856

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS

	For the six	For the year
	months ended	ended
	May 31, 2006	November 30, 2005
	(Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,160,196	$ 1,986,094
Net realized loss from investment transactions	(178,099)	(44,054)
Net change in unrealized depreciation for the period	(745,393)	(1,422,970)
Net increase in net assets resulting from operations	236,704	519,070

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income ($0.19 and $0.34
per share, respectively)	(1,160,449)	(1,986,033)
Distributions from net realized gains on investments ($0.00 and
$0.02 per share, respectively)	-	(84,541)
Total distributions to shareholders	(1,160,449)	(2,070,574)

CAPITAL SHARE TRANSACTIONS:	8,634,813	(855,411)

Net increase (decrease) in net assets	7,711,068	(2,406,915)

NET ASSETS:
Beginning of period	58,496,615	60,903,530

End of period (including undistributed net investment income
of $0 and $158, respectively)	$ 66,207,683	$ 58,496,615

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

EQUITY GROWTH FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six										March 1, 2001 *
	months ended										through
	May 31,		For the year ended November 30,								November 30,
	2006		2005		2004		2003		2002		2001
	(Unaudited)
Net asset value, beginning of period	$ 10.32		$ 9.67		$ 8.79		$ 7.55		$ 9.19		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.03		0.03		0.02		0.00	+	0.00	+	0.00
Net realized and unrealized gains (losses)
on investments	0.11		0.64		0.86		1.24		(1.64)		(0.81)
Total from investment operations	0.14		0.67		0.88		1.24		(1.64)		(0.81)

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)		(0.02)		0.00	+	0.00		0.00	+	0.00
Distribution from net realized gains
from security transactions	0.00		0.00		0.00		0.00		0.00		0.00
Total distributions	(0.03)		(0.02)		0.00		0.00		0.00		0.00

Net asset value, end of period	$ 10.43		$ 10.32		$ 9.67		$ 8.79		$ 7.55		$ 9.19

Total return (1)	1.36%		6.97%		10.02%		16.42%		(17.81)%		(8.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 99,429		$95,582		$84,655		$70,305		$57,298		$ 57,734
Ratios to average net assets (2):
Expenses, before reimbursement	1.08%		1.09%		1.08%		1.13%		1.13%		1.21%
Expenses, net of reimbursement	1.10%	(3)	1.10%	(3)	1.10%	(3)	1.10%		1.10%		1.10%
Net investment income,	0.55%		0.36%		0.26%		(0.02)%		(0.04)%		(0.06)%
before reimbursement
Net investment income,
net of reimbursement	0.53%	(3)	0.35%	(3)	0.24%	(3)	0.01%		(0.01)%		0.05%
Portfolio turnover rate	16.03%		43.24%		37.15%		31.53%		38.24%		20.05%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.
+ Less than $.01 per share.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS

(For a fund share outstanding throughout each period)

	For the six						March 1, 2001 *
	months ended						through
	May 31,	For the year ended November 30,					November 30,
	2006	2005	2004	2003	2002		2001
	(Unaudited)
Net asset value, beginning of period	$ 10.16	$ 10.43	$ 10.70	$ 10.54	$ 10.23		$ 10.00

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.19	0.34	0.34	0.38	0.45		0.33
Net realized and unrealized gains (losses)
on investments	(0.15)	(0.25)	(0.17)	0.16	0.31		0.23
Total from investment operations	0.04	0.09	0.17	0.54	0.76		0.56

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.19)	(0.34)	(0.34)	(0.38)	(0.45)		(0.33)
Distribution from net realized gains
from security transactions	0.00	(0.02)	(0.10)	0.00	0.00		0.00
Total distributions	(0.19)	(0.36)	(0.44)	(0.38)	(0.45)		(0.33)

Net asset value, end of period	$ 10.01	$ 10.16	$ 10.43	$ 10.70	$ 10.54		$ 10.23

Total return (1)	0.39%	0.86%	1.48%	5.11%	7.56%		5.69%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)	$ 66,208	$58,497	$60,904	$37,946	$29,535		$ 24,531
Ratios to average net assets (2):
Expenses, before reimbursement	0.89%	0.88%	0.89%	1.04%	1.11%		1.27%
Expenses, net of reimbursement	0.89%	0.88%	0.89%	1.04%	1.12%	(3)	1.25%
Net investment income,
before reimbursement	3.78%	3.33%	3.21%	3.50%	4.33%		4.43%
Net investment income,
net of reimbursement	3.78%	3.33%	3.21%	3.50%	4.32%	(3)	4.45%
Portfolio turnover rate	15.20%	30.75%	35.52%	21.62%	9.56%		20.72%
__________________
(1) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gain distributions, if any. Not annualized for periods less than one year.
(2) Annualized for periods less than one year.
(3) Such percentage reflects recapture of prior period expense reimbursement by adviser.
* Prior to March 1, 2001, the Fund was organized as a Collective Investment Trust.

The accompanying notes are an integral part of these financial statements

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS
May 31, 2006 (Unaudited)

NOTE 1. ORGANIZATION

The North Country Funds (the “Trust”) was organized as a Massachusetts business trust on June 1, 2000, and registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company on September 11, 2000.  The Trust currently offers two series: the North Country Equity Growth Fund (the “Growth Fund”) and the North Country Intermediate Bond Fund (the “Bond Fund”, collectively the “Funds).  The Growth Fund’s principal investment objective is to provide investors with long-term capital appreciation while the Bond Fund seeks to provide investors with current income and total return with minimum fluctuations of principal value.  Both Funds commenced operations on March 1, 2001.

The Bond Fund and the Growth Fund were initially organized on March 26, 1984 under New York law as Collective Investment Trusts sponsored by Glens Falls National Bank & Trust Company.  Prior to their conversion to regulated investment companies (mutual funds) investor participation was limited to qualified employee benefit plans.

 NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.  The preparation of financial statements in conformity with these generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

Security Valuation- Securities which are traded on a national securities exchange are valued at the last quoted sale price.  NASDAQ traded securities are valued using the NASDAQ official closing price (NOCP).  Investments for which no sales are reported are valued at its last bid price.  Any securities or other assets for which market quotations are not readily available, or securities for which the last bid price does not accurately reflect the current value, are valued at fair value as determined by the Trust's Fair Value Committee (the "Committee") in accordance with the Trust's "Portfolio Securities Valuation Procedures (the "Procedures").  Pursuant to the Procedures, the Committee will consider, among others, the following factors to determine a security's fair value: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; and (iii) possible valuation methodologies that could be used to determine the fair value of the security.  There were no securities or other assets valued at fair value by the Trust as of May 31, 2006.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by an independent pricing service which uses prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions, when the adviser believes such prices accurately reflect the fair market value of the security.  The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic or political developments in a specific country or region.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)

Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined represents fair value.

Federal Income Taxes- The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any realized capital gain.  Therefore, no federal income tax provision is required.

Dividends and Distributions- The Bond Fund pays dividends from net investment income on a monthly basis. The Growth Fund will pay dividends from net investment income, if any, on an annual basis. Both Funds will declare and pay distributions from net realized capital gains, if any, at least annually.  Income and capital gain distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security Transactions- Securities transactions are recorded no later than the first business day after the trade date.  Realized gains and losses on sales of securities are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discount and premium on securities purchased are amortized over the life of the respective securities.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

NOTE 3. INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the “Advisory Agreement”) with North Country Investment Advisers, Inc. (the “Adviser”). Pursuant to the Advisory Agreement, the Adviser is responsible for formulating the Trust’s investment programs, making day-to-day investment decisions and engaging in portfolio transactions, subject to the authority of the Board of Trustees.  Under the terms of the agreement, each Fund pays a fee, calculated daily and paid monthly, at an annual rate of 0.75% and 0.50% of the average daily net assets of the Equity Fund and Bond Fund, respectively.  For the six months ended May 31, 2006, the Adviser received advisory fees of $368,656 from the Equity Fund and $153,297 from the Bond Fund.

The Adviser has voluntarily agreed to waive its advisory fee or, if necessary, to reimburse the Funds if and to the extent that the total annual operating expense ratio (excluding brokerage commissions, taxes, and extraordinary expenses) exceeds 1.10% of the average daily net assets, through November 30, 2006.  Under the terms of the Advisory Agreement, fees waived or expenses reimbursed by the Adviser are subject to reimbursement by the Fund up to five years from the date that the fee or expense was waived or reimbursed.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)

However, no reimbursement payment will be made by the Fund if it would result in the Fund exceeding the voluntary expense limitation described above.  For the six months ended May 31, 2006, the Adviser recaptured $9,498 in prior period fee waivers from the Equity Fund.  As of May 31, 2006, there was $45,485 of fee waivers from the Equity Fund subject to recapture by the Adviser through November 30 of the years below:

2006	2007	2008
$1,408	$23,840	$20,237

Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as administrator providing administration and accounting services to the Funds pursuant to an Administration and Accounting Agreement.  Under the terms of such agreement, GFS is paid a monthly fee from each Fund that is based on a percentage of average daily net assets, subject to certain minimums.  Each Fund also reimburses GFS for any out-of-pocket expenses.

GFS also serves as transfer and dividend-disbursing agent to the Funds. For its services as transfer and dividend-disbursing agent, GFS receives a monthly fee based upon the total number of accounts serviced, subject to certain minimums.

Certain officers and/or trustees of the Adviser and Administrator are also officers/trustees of the Trust.

NOTE 4. FUND SHARE TRANSACTIONS

At May 31, 2006, there were an unlimited number of shares authorized with no par value.  Paid in capital for the Equity Fund and Bond Fund amounted to $94,969,057 and $68,228,240, respectively.

Transactions in capital shares were as follows:

Equity Growth Fund:
	For the six months		For the year
	ended		ended
	May 31, 2006		November 30, 2005
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	1,147,457	$ 12,150,002	1,908,863	$18,746,623
Shares issued for reinvestment
of dividends	6,175	63,601	3,782	37,406
Shares redeemed	(885,357)	(9,356,545)	(1,402,032)	(13,742,107)
Net increase	268,275	$ 2,857,058	510,613	$ 5,041,922

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)

Intermediate Bond Fund:
	For the six months		For the year
	ended		ended
	May 31, 2006		November 30, 2005
	Shares	Amount	Shares	Amount
	(Unaudited)
Shares sold	1,473,996	$ 14,875,563	1,194,996	$ 12,347,574
Shares issued for reinvestment
of dividends	14,152	142,620	16,831	173,452
Shares redeemed	(631,536)	(6,383,370)	(1,291,370)	(13,376,437)
Net increase (decrease)	856,613	$ 8,634,813	(79,543)	$ (855,411)

NOTE 5. INVESTMENTS

Investment transactions, excluding short-term securities, for the six months ended May 31, 2006 were as follows:

	Equity Growth Fund	Intermediate Bond Fund
Purchases	$17,444,188	$19,436,775
Sales	$15,069,654	$ 8,751,331

At May 31, 2006, net unrealized appreciation, for federal income tax purposes, on investment securities was as follows:

	Equity Growth Fund	Intermediate Bond Fund
Aggregate gross unrealized appreciation
for all investments for which there was an excess of value over cost	$15,133,292	$ 84,584
Aggregate gross unrealized depreciation
for all investments for which there was an excess of cost over value	(2,455,857)	(1,882,988)
Net unrealized appreciation (depreciation)	$12,677,435	$ (1,798,404)

The aggregate cost of securities for federal income tax purposes at May 31, 2006 is the same as for book purposes for both Funds.

THE NORTH COUNTRY FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2006 (Unaudited)

NOTE 6. TAX INFORMATION

The tax character of distributions paid during the six months ended May 31, 2006 and the year ended    November 30, 2005, were as follows:

Equity Growth Fund:	For the six months ended May 31, 2006 (Unaudited)	For the year ended Nov. 30, 2005
Ordinary income	$ 280,218	$ 201,510
Long-term capital gains	−	−
Total	$ 280,218	$ 201,510

Intermediate Bond Fund:
Ordinary income	$1,160,449	$1,986,033
Long-term capital gains		84,541
Total	$1,160,449	$2,070,574

As of November 30, 2005, the components of distributable earnings on a tax basis were as follows:

	Ordinary Income	Long Term Gains (Losses)	Unrealized Appreciation (Depreciation)
Equity Growth Fund	$ 293,164	$ (10,748,903)	$13,925,596
Intermediate Bond Fund	$ 158	$ (44,054)	$ (1,053,011)

As of November 30, 2005, the Funds had available, for federal income tax purposes, the following unused capital loss carryforwards available to offset future capital gains expiring on November 30 of the years below:

	2010	2011	2012	Total
Equity Growth Fund	$7,677,949	$3,070,954	$ -	$10,748,903
Intermediate Bond Fund	-	-	44,054	44,054

THE NORTH COUNTRY FUNDS

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on January 2 4 , 200 6 , a majority of the Board, including a majority of trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved the continuance of the investment advisory agreement (the “Agreement”) between the Adviser and the Funds.  Fund counsel discussed with the Board its fiduciary responsibility to shareholders and the importance of assessing certain specific factors in its deliberations.   Prior to the Meeting, the Adviser provided the Board with a number of written materials, including information relating to: a) the terms of the Agreement and fee arrangements with the Funds; b) the quality of the Adviser’s management and investment personnel; c) the financial condition and stability of the Adviser and its parent company; d) data comparing each Fund’s fees and operating expenses with a group of similar mutual funds as independently chosen by Lipper Analytical , Inc.; and e) past performance summaries for each Fund and their benchmark indices.  In addition, the Board engaged in in-person discussions with representatives of the Adviser.  The Board also met outside the presence of the Adviser to consider this matter and consulted with independent counsel and the Funds’ Chief Compliance Officer.

The Board, including the Independent Trustees unanimously approved continuance of the Agreement based upon its review of the written materials provided at the Meeting, the reports provided at each quarterly meeting of the Board, the Board’s discussions with key personnel of the Adviser, and the Board’s deliberations.   In so doing, the Board concluded that the Adviser provides high quality service to the Funds and has sufficient qualified personnel to manage and grow the assets of the Funds.  With respect to profitability, the Board also discussed the profits realized by the Adviser and its affiliates resulting from the relationship with the Funds and concluded that the Adviser’s profits are not excessive for the investment advisory business.  In addition, the Board considered that the Adviser has voluntarily limited the overall expense ratio of each Fund since its inception and has agreed to continue to limit expenses to 1.10% for each of the Funds , at least through the fiscal year ending November 30, 200 6 ..  The Board compared the advisory fees to fees paid by other funds with similar investment strategies and asset size.  The Board concluded that the cost of the services provided by the Adviser is fair and reasonable .. In assessing the investment performance of the Funds and the Adviser, the Board concluded that the performance of the Funds is good on a risk adjusted basis.  The Board also discussed the potential for alternate advisory arrangements, including internalization, and found that neither measure would be practical or cost-eff icient ..  With respect to economies of scale, the Board noted current voluntary limits on total expenses and the Adviser’s willingness to consider a breakpoint adjustment in advisory fees when the Funds’ combined total assets near $500 million.  The Board determined, due to the Funds’ small size, that it was acceptable that the Funds’ contractual fee levels do not currently reflect economies of scale.  Based on the foregoing and given the Adviser’s past performance managing the Funds and the competitive nature of the fees and expenses to be paid by the Funds for investment advisory services, the Board concluded that approval of the Agreement would be in the best interests of the Funds’ shareholders.

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-888-350-2990 or by referring to the Securit ies and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-888-350-2990.

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

The North Country Funds

By (Signature and Title)

/s/ Andrew Rogers, President

     Andrew Rogers, President

Date: 8/7/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers, President

     Andrew Rogers, President

Date: 8/7/2006

By (Signature and Title)

/s/ James Colantino, Treasurer

    James Colantino, Treasurer

Date: 8/7/2006